Operating Leases - Supplemental consolidated balance sheet information (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Operating Leases
Right-of-use assets	$ 4,550	$ 7,647
Operating lease liabilities-current	3,798	3,883
Operating lease liabilities-non-current	851	3,904
Total lease liabilities	$ 4,649	$ 7,787
Weighted-average remaining lease term, Operating leases	1 year 9 months 18 days	2 years 1 month 13 days
Weighted-average discount rate, Operating lease	4.75%	4.75%